                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 12, 2000

                        MILLENNIUM PHARMACEUTICALS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-28494                               04-3177038
          -----------------------           -----------------------------------
         (Commission File Number)          (I.R.S. Employer Identification No.)

         75 Sidney Street
         CAMBRIDGE, MA                                          02139
         ----------------------------------------------       ---------
         (Address of Principal Executive Offices)             (Zip Code)

                                 (617) 679-7000
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On April 12, 2000, Millennium Pharmaceuticals, Inc. filed a Certificate of Amendment of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment increases the number of shares of Millennium's authorized common stock from 100,000,000 shares to 500,000,000 shares. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2000                       MILLENNIUM PHARMACEUTICALS, INC.





                                            By:  /s/ KEVIN P. STARR
                                               --------------------------------
                                               Kevin P. Starr
                                               Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

 3           Certificate of Amendment of Restated Certificate of Incorporation.